Forward Looking Statements  In order for you to better understand the business of the Company – where we have been and where we want  to go – our remarks today (those of the Company officers who will speak or respond to questions) will include  forward looking statements related to anticipated financial performance, future operating results, business  prospects, new products, and similar matters. These statements represent our best judgment, based upon  present circumstances and the information now available to us, of what we think may occur in the future – and,  of course, it is possible that actual results may differ materially from those we envision today.   For a more complete discussion on the subject of forward looking statements, including a list of some of the risk  factors that might adversely affect future operating results, we refer you to the section entitled “Forward Looking  Statements” which appears in our annual report on Form 10-K as filed with the Securities and Exchange  Commission 2

F&M Trust founded in 1906 Franklin Financial formed in 1983  Headquartered in Chambersburg, PA  22 offices throughout Cumberland, Franklin,  Fulton and Huntingdon Counties  $1.166 billion in assets at September 30, 2017  $815.9 million in brokerage and trust assets under  management  3

Total Return Performance  $300 $250 $200 $150 $100 $50 2012                2013               2014                2015                2016FRAF         Nasdaq Composite         SNL Mid-Atlantic Bank       SNL Mid-Atlantic Bank $1B - $2B     4

#1 Deposit Market Share in Chambersburg (47.6%)  Share#1 Deposit Market Share in Franklin County (32.1%)  #1 Deposit Market Share in Fulton County(35.0%)  #7 Deposit Market Share in Carlisle (6.2%)  #10 Deposit Market Share in Cumberland  County (3.2%)  2016 Honorable Mention  Source: SNL Financial; 2017 U.S. Financial Institutions Deposit Market Share  6

Management Team



Timothy G. Henry
President & CEO



Mark R. Hollar
CFO & Treasurer



Lorie Heckman
Risk Management



Steven D. Butz
Commercial Services



Lise M. Shehan
Investment & Trust Services



Patricia A. Hanks
Retail Services



Ronald L. Cekovich
Technology Services



Karen K. Carmack
Human Resources



Matthew D. Weaver
Marketing & Corp. Comm.

8

Franklin Financial Services Corporation

F&M TRUST

Management Team

	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry *President and CEO*	35	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar *CFO and Treasurer*	29	1994	*ValleyBank & Trust*
Lorie Heckman *Risk Management*	31	1986	–
Steven D. Butz *Commercial Services*	32	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Lise M. Shehan *Investment and Trust Services*	29	2011	*Corestates, Fulton, Hershey Trust Co.*
Patricia A. Hanks *Retail Services*	38	1999	*Lebanon Valley National*
Ronald L. Cekovich *Technology Services*	33	2001	*Frederick County National Bank*
Karen K. Carmack *Human Resources*	22	2000	*ACNB*
Matthew D. Weaver *Marketing & Corporate Communications*	17	2014	*Susquehanna Bank, Clifton LarsonAllen, IMRE*

9

Franklin Financial Services Corporation
F&M TRUST

2017  •  Focus on Remaining Independent  Strategic •  Strategic Loan Growth  Initiatives  •  Protection of Net Interest Margin           •  Expansion of Investment & Trust Services •  Emphasis on Development and  Utilization of Delivery Channels  •  Enhancing Our Sales and Service               Culture  •  Development of Marketing   Initiatives  10

Loan Portfolio  •    Focus on the Cumberland County and Capital Region markets  •    Strengthening of our commercial loan pipeline since April 2015  •    Rotation out of loan participations  •    New additions to local commercial services team    Source: The Central Penn Business Journal, February 2016  11

Loan Growth  Loan Outstandings ($000’s)  $1,000,000 $911,503  $893,000  $900,000 $800,000  $782,000  $723,000 $727,000  $700,000 $600,000Other Loans $500,000 Commercial Loans $400,000 $300,000 $200,000 $100,000 $- 2013              2014               2015              2016           9/30/2017 12

Loan Growth   % Portfolio Composition  30.00% 25.00% 20.00 15.00% 10.00% 5.00% 0.00% 2013   2014   2015   2016   9/30/2017Residential & Construction   Income   Owner  Commercial & Municipalities  Other   Home Equity and Producing  Occupied  Industrial Development  13

Net Interest Margin •   Implementing strategies to improve deposit growth  •   Creation of Business Banking team with focus on core deposits  •   Restructured Treasury Management function to include additional resources in Cumberland County / Capital Region  •   Loan pricing discipline in a rising rate environment   14

Investment & Trust Services  •   Trust powers since our incorporation in 1906  •   Fully integrated trust, investment, insurance and brokerage services,  focused exclusively on client needs  •   Over 300 years of combined financial services experience among  our professional staff members  •   Additional resources in Cumberland, Franklin and Fulton Counties to focus on portfolio expansion and new relationships  •   42.8% of total non-interest income in 2016; 45.5% for the  first nine months of 2017  15

Delivery Channels  •   Focus on evolution of online and mobile platforms as primary channel for engagement  •   Improvement of social networks through enhanced  focus on the bank’s website, Facebook and Twitter  presence  •   Growth in online engagement across generational  lines (including Generations X, Y & Z)  •   Continuing to introduce Universal Banker concept  to select Community Office locations  16

Delivery Channels  “The office transformation not only provides a better experience for our consumer and business customers, but it also breaks down the barriers of traditional banking.”  Boiling Springs Community Office   and Waynesboro Community Office   17

Sales and Service Culture •   Integrated process to continue building sales and service culture •   Assessment of sales training program showing quantifiable results •   Focus on initiative to improve service experience with external and internal customers •   Working across organizational boundaries and breaking down “silos” between departments    18

Loan Quality Delinquency (% of Gross Loans) Total Non-Accrual  30 - 89 Days 6.00% 5.00% 4.00% 3.00% 2.00%  1.00%     0.00%                                                                                                                                            4.03% 3.40%  0.54%      2.07%    1.69%  0.34%         1.64%    0.69%   0.90%       0.99%     0.53%     0.38%   0.66%  0.33% 0.30%  20                                                                    2013                 2014                 2015                 2016              9/30/2017

Loan Quality   Non-Performing Assets ($000’s)  $30,000   $25,000   $20,000   $15,000   $10,000   $5,000   $-   $24,643  $4,708  $604  $12,291  $3,666  $322   $5,370   $6,451   $368   $4,776  $4,915  $665   $3,022  $2,629  $103   2013  2014  2015  2016  9/30/2017   21

Loan Quality   Net Charge-offs and Provision ($000’s)  Net Charge-offs (recoveries)  Provision $4,000 $3,000 $2,000 $1,000 $-  $(1,000)  $3,597  $2,920 $1,355 $764  $310  $1,285 $2,786  $3,775  $(48)  $420  2013 2014 2015 2016 9/30/2017  2016 includes one charge-off for $2.7 million   22

Allowance for Loan Losses  ALL ($000’s)  $14,000  $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $-  $9,702  $9,111  $10,086  $11,075  $11,543 2013 2014 2015 2016 9/30/2017 23

Deposit composition  2017 Deposits* ($000’s)  $427,151 41.3% Money Management  $268,992  26.0% Interest-bearing Checking  $183,297  17.7% Non-interest bearing Checking  $78,370  7.6%  Savings  $75,338  7.3%  Time Deposits 24

Cost of Funds  1.00% 0.80% 0.60% 0.40% 0.20% 0.00%  0.47%  0.35%  0.26%  0.23%  0.25%  0.61%  0.53%  0.49%  .64%  2013  2014  2015  2016  9/30/2017   Franklin Financial   Peer Median  Source: SNL Financial for Pennsylvania commercial banks of $750 million to $2 billion in assets 25

Balance Sheet Highlights  Dollars in                   2013*           2014*           2015*          2016*          9/30/17  Thousands ($000’s)   Year-End at 12/31*      Total Assets                 $984,587     $1,001,488      $1,035,295      $1,127,443      $1,165,549      Investments                  $159,674       $171,751        $159,473        $143,875        $132,322      Net Loans                    $713,711       $717,420        $771,930        $882,798        $899,960       Deposits                     $845,724       $881,181        $918,512        $982,120      $1,033,148       Shareholders’ Equity          $95,388       $103,521        $111,376        $116,443        $124,580  26

Financial Highlights   Dollars in Thousands                 2013*       2014*        2015*       2016*         9/30/17   ($000’s)   Year-End at 12/31*         Net Interest Income                 $31,664     $31,614      $32,244      $34,734        $27,747         Provision                            $2,920         $764      $1,285       $3,775           $420         Noninterest Income                  $10,033      $11,131     $12,652      $11,605         $9,052         Noninterest Expense                 $31,250     $31,573      $31,136      $33,175        $24,423         Income before Taxes                  $7,527     $10,408      $12,475       $9,389        $11,956         Income Tax                           $1,295       $2,006      $2,271       $1,362         $2,517                 Net Income                   $6,232       $8,402     $10,204       $8,087         $9,439  27

Non-Interest Income                Non-Interest                    2013*         2014*          2015*         2016*         9/30/17               Income as a % of    Average Assets;    Year-End at 12/31* F&M Trust                        0.89%         0.97%          1.08%         0.94%            1.03%               Peer Group                       0.69%         0.68%          0.64%         0.62%            0.62%  Peer Group data is derived from the Uniform Bank Performance Report for banks headquartered in Pennsylvania with average assets between $750 million and $2 billion.   28

Performance Measures                     Year-End at 12/31*                      2013*            2014*           2015*            2016*          9/30/171                  Return on Avg. Assets                     0.61%            0.83%            1.00%            0.74%            1.11%                   Return on Avg. Equity                     6.72%            8.44%            9.52%            7.04%          10.50%                   Efficiency Ratio2                       72.11%           71.01%           67.39%           68.26%           63.00%                   Net Interest Margin                       3.47%            3.56%            3.59%            3.62%            3.71%  Annualized;   Non-GAAP measurement – Efficiency Ratio Noninterest expense / tax equivalent net interest income plus noninterest income less net securities gains or losses.  29

Shareholder Value            Year-End at  12/31*                 2013*       2014*       2015*        2016*      9/30/17          Market value per share               $17.10      $22.00      $23.50      $28.60      $35.05           Diluted earnings per share            $1.51       $2.00       $2.40       $1.88        $2.17           Current dividend yield               3.98%       3.09%       3.23%        2.94%       2.74%           Regular cash dividends paid           $0.68       $0.68       $0.74       $0.82        $0.69           Tangible Book Value                  $20.55      $22.36      $23.94      $24.90      $26.59  30

Safety & Soundness                Year-End at 12/31*                  2013*          2014*          2015*           2016*         9/30/17              Risk-based capital ratio (Total)            14.24%         15.49%          16.03%         15.67%         16.89%               Leverage ratio (Tier 1)               9.14%          9.69%         10.38%         10.11%         10.39%               Common equity ratio (Tier 1)                 12.97%         14.19%          14.77%         14.41%         15.62%              Nonperforming assets/total assets                         3.04%          1.63%          1.18%          0.92%          0.49%               Allowance for Loan Loss as a % of loans                    1.34%          1.25%          1.29%          1.24%           1.27%  31

Liquidity •   Federal Home Loan Bank – Excess Borrowing                         $310,000,000  •   Federal Reserve Bank – Discount Window                            $20,000,000  •   Correspondent Bank – Line of Credit                               $6,000,000                                             32

Stock Symbol: FRAF (OTCQX)             www.franklinfin.com           www.fmtrustonline.com                           33